Execution Version

June 3, 2022

OIL-DRI CORPORATION OF AMERICA
410 North Michigan Avenue, Suite 400
Chicago, Illinois 60611
Attention: Chief Financial Officer

Re:    Amendment No. 2 to Amended and Restated Note Purchase and Private Shelf Agreement

Ladies and Gentlemen:

Reference is made to the Amended and Restated Note Purchase and Private Shelf Agreement (as amended by Amendment No. 1 to Amended and Restated Note Purchase and Private Shelf Agreement dated as of December 16, 2021, the “Note Agreement”), dated as of May 15, 2020 between Oil-Dri Corporation of America, a Delaware corporation (the “Company”), on the one hand, and PGIM, Inc. (“Prudential”), the Existing Holders, the Effective Date Purchasers named in the Purchaser Schedule attached thereto and each other Prudential Affiliate (as defined therein) which becomes a party thereto, on the other hand. Capitalized terms used herein that are not otherwise defined herein shall have the meaning specified in the Note Agreement.

The Company has requested that the Holders agree to certain amendments to the Note Agreement as set forth below. Subject to the terms and conditions hereof, the Holders are willing to agree to such request. Accordingly, and in accordance with the provisions of paragraph 11C of the Note Agreement, the parties hereto agree as follows:

SECTION 1. Amendments to the Note Agreement. From and after the Effective Date (as defined in Section 3 hereof), the Note Agreement is hereby amended as follows, effective for the fiscal quarter ending April 30, 2022 and thereafter:

1.1.The definition of Consolidated EBITDA in paragraph 10B of the Note Agreement shall be amended and restated in its entirety as follows:

“Consolidated EBITDA” shall mean, with reference to any period, Net Income for such period plus all amounts deducted in arriving at such Net Income amount in respect of (i) Interest Expense for such period, plus (ii) federal, state and local income taxes for such period, plus (iii) all amounts properly charged for depreciation of fixed assets and amortization of intangible assets during such period on the books of the Company and its Subsidiaries, plus (iv) a one-time non-cash goodwill impairment charge relating to the Retail and Wholesale Reporting Segment in an amount equal to $5,644,000, taken during the fiscal quarter ending April 30, 2022, and any subsequent period that includes such fiscal quarter.

1.2.The definition of Consolidated Income Available for Fixed Charges in paragraph 10B of the Note Agreement shall be amended and restated in its entirety as follows:

“Consolidated Income Available for Fixed Charges” shall mean, with respect to any period, Consolidated Net Income for such period plus all amounts deducted in the computation thereof on account of (a) Fixed Charges, (b) taxes imposed on or measured by income or excess profits and (c) a one-time non-cash goodwill impairment charge relating to the Retail and Wholesale Reporting Segment in an amount equal to $5,644,000, taken during the fiscal quarter ending April 30, 2022, and any subsequent period that includes such fiscal quarter.

SECTION 2. Representations and Warranties. The Company and each Guarantor represents and warrants that (a) the execution and delivery of this letter by the Company or such Guarantor has been duly authorized by all necessary corporate or limited liability company action on behalf of such Person, this letter has been executed and delivered by a duly authorized officer of such Person, and this letter constitutes legal, valid and binding obligations of such Person, enforceable against such Person in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law),
(b) each representation and warranty set forth in paragraph 8 of the Note Agreement and the other Transaction Documents to which it is a party is true and correct as of the date of execution and delivery of this letter by such Transaction Party with the same effect as if made on such date, after giving effect to this letter (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date), and (c) no Event of Default or Default exists or has occurred and is continuing on the date hereof, immediately after giving effect to this letter.

SECTION 3. Conditions Precedent. The amendments in Section 1 of this letter shall become effective as of date (the “Effective Date”) that each of the following conditions has been satisfied:

3.1Documents.    Prudential and the holders of Notes shall have received all of the following, in form and substance satisfactory to Prudential or such holder:

(i)counterparts of this letter executed by the Company, each Guarantor,
Prudential and the Required Holder(s); and

(ii)a copy of the corresponding amendment to the Credit Agreement amending the definition of Consolidated EBITDA and Consolidated EBITR, duly executed by the Company and BMO Harris Bank N.A., and the conditions precedent to the effectiveness of such amendment shall have been satisfied and such amendment shall be in full force and effect.

3.2. Fees and Expenses. The Company shall have paid the reasonable and documented fees, charges and out-of-pocket disbursements of ArentFox Schiff LLP, special counsel to Prudential and the holders of Notes, incurred in connection with this letter agreement.

SECTION 4. Reference to and Effect on Note Agreement; Ratification of Transaction Documents. Upon the effectiveness of the amendments in Section 1 of this letter, each reference to the Note Agreement in any other Transaction Document shall mean and be a reference to the Note Agreement as modified by this letter. Except as specifically set forth in Section 1, the Note Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. Except as expressly amended hereby, each of the Note Agreement and the other Transaction Documents are hereby ratified and confirmed in all respects and shall continue in full force and effect. Except as specifically stated in this letter, the execution, delivery and effectiveness of this letter shall not (a) amend the Note Agreement or any other Transaction Document, (b) operate as a waiver of any right, power or remedy of Prudential or any holder of Notes, or (c) constitute a waiver of, or consent to any departure from, any provision of the Note Agreement or any other Transaction Document at any time. The execution, delivery and effectiveness of this letter shall not be construed as a course of dealing or other implication that Prudential or any holder of Notes has agreed to or is prepared to grant any consents or agree to any waiver to the Note Agreement in the future, whether or not under similar circumstances.

SECTION 5. Expenses. The Company hereby confirms its obligations under the Note Agreement, whether or not the transactions hereby contemplated are consummated, to pay, promptly after request by any holder of the Notes, all reasonable and documented out-of-pocket costs and expenses, including attorneys’ fees and expenses, incurred by any holder of the Notes in connection with this letter agreement or the transactions contemplated hereby, in enforcing any rights under this letter agreement, or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this letter agreement or the transactions contemplated hereby to the extent provided in paragraph 11B of the Note Agreement. The obligations of the Company under this Section 5 shall survive transfer by any holder of any Note and payment of any Note.

SECTION 6. Reaffirmation. Each Guarantor hereby consents to the foregoing amendments to the Note Agreement, hereby ratifies and reaffirms all of their payment and performance obligations, contingent or otherwise, under the Guaranty Agreement to which it is a party after giving effect to such amendments. Each Guarantor hereby acknowledges that, notwithstanding the foregoing amendments, that the Guaranty Agreement to which it is a party remains in full force and effect and is hereby ratified and confirmed. Without limiting the generality of the foregoing, each Guarantor agrees and confirms that the Guaranty Agreement to which it is a party continues to guaranty the Guarantied Obligations (as defined in such Guaranty Agreement) arising under or in connection with the Note Agreement, as amended by this letter agreement. The execution of this letter shall not operate as a novation, waiver of any right, power or remedy of any holder of any Note under any Guaranty Agreement.

SECTION 7. Governing Law. THIS LETTER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF ILLINOIS (EXCLUDING ANY CONFLICTS OF LAW RULES WHICH WOULD OTHERWISE CAUSE THIS LETTER TO BE CONSTRUED OR ENFORCED IN ACCORDANCE WITH, OR THE RIGHTS OF THE PARTIES TO BE GOVERNED BY, THE LAWS OF ANY OTHER JURISDICTION).

SECTION 8. Counterparts; Section Titles. This letter may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this letter by facsimile or electronic transmission (including by “.pdf”) shall be effective as delivery of a manually executed counterpart of this letter. The section titles contained in this letter are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

(Signature Page Follows)

Very truly yours,

PGIM, INC.

By:     /s/ Thomas Molzahn
Thomas Molzahn
Vice President

THE PRUDENTIAL INSURANCE COMPANY
OF AMERICA

By:     PGIM, Inc. (as Investment Manager)

By:    /s/ Thomas Molzahn
Thomas Molzahn
Vice President

PRU US PP CREDIT BM FUND

By:     PGIM Private Placement Investors, L.P.,
as Investment Advisor

By:     PGIM Private Placement Investors,
Inc., as General Partner

By:    /s/ Thomas Malzahn
Thomas Molzahn
Vice President

PRUDENTIAL TERM REINSURANCE
COMPANY

By:     PGIM, Inc., as investment manager

By:    /s/ Thomas Molzahn
Thomas Molzahn
Vice President

THE PRUDENTIAL LIFE INSURANCE
COMPANY, LTD.

By: PGIM Japan Co., Ltd., as Investment Manager

By: PGIM, Inc., as Sub-Adviser

By: /s/ Thomas Molzahn
Thomas Molzahn
Vice President

ZURICH AMERICAN INSURANCE
COMPANY

By: PGIM Private Placement Investors, L.P.
                         (as Investment Advisor)

By: PGIM Private Placement Investors, Inc.
(as its General Partner)

By: /s/ Thomas Molzahn
Thomas Molzahn
Vice President

ZURICH AMERICAN LIFE INSURANCE
COMPANY

By: PGIM Private Placement Investors, L.P.
(as Investment Advisor)

By: PGIM Private Placement Investors, Inc.
(as its General Partner)

By: /s/ Thomas Molzahn
Thomas Molzahn
Vice President

The foregoing letter is
hereby accepted as of the
date first above written

OIL-DRI CORPORATION OF AMERICA,
a Delaware Corporation

By: /s/ Susan M. Kreh
Name: Susan M. Kreh
Title: Chief Financial Officer

OIL-DRI CORPORATION OF GEORGIA,
a Georgia corporation

By: /s/ Susan M. Kreh
Name: Susan M. Kreh
Title: Vice President

OIL-DRI PRODUCTION COMPANY,
a Mississippi corporation

By: /s/ Susan M. Kreh
Name: Susan M. Kreh
Title: Vice President

MOUNDS PRODUCTION COMPANY, LLC,
an Illinois limited liability company

By:     Mounds Management, Inc.,
Its Manager

By: /s/ Susan M. Kreh
Name: Susan M. Kreh
Title: Vice President

MOUNDS MANAGEMENT, INC.,
a Delaware corporation

By: /s/ Susan M. Kreh
Name: Susan M. Kreh
Title: Vice President

BLUE MOUNTAIN PRODUCTION COMPANY
a Mississippi corporation

By: /s/ Susan M. Kreh
Name: Susan M. Kreh
Title: Vice President

TAFT PRODUCTION COMPANY
a Delaware corporation

By: /s/ Susan M. Kreh
Name: Susan M. Kreh
Title: Vice President

AMLAN INTERNATIONAL,
a Nevada corporation

By: /s/ Susan M. Kreh
Name: Susan M. Kreh
Title: Vice President